Exhibit 12.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Eksportfinans ASA (the “Company”) on Form 20-F for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tor F. Johansen, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

June 20, 2003

/s/ TOR F. JOHANSEN

Tor F. Johansen
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Eksportfinans ASA and will be retained by Eksportfinans ASA and furnished to the Securities and Exchange Commission or its staff upon request.